Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-KSB of NuVim, Inc. (the "Company") for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Richard Kundrat, the Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and

     (2) the  information   contained  in the  Report  fairly  presents,  in all
material respects, the financial condition and results of operations of the Company.

Date: April 11, 2007

                                                          /s/ Richard P. Kundrat
                                                          ----------------------
                                                          Richard P. Kundrat